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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): OCTOBER 24, 2001 (October 23, 2001)

SIMON PROPERTY GROUP, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	333-11491	34-1755769
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
115 WEST WASHINGTON STREET
INDIANAPOLIS, INDIANA		46204
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (317) 636-1600

NOT APPLICABLE
(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

    Simon Property Group, L.P. (the "Operating Partnership") is filing this Current Report on Form 8-K in connection with the offering and sale of $750,000,000 aggregate principal amount of its 6 3/8% Notes due 2007 (the "Notes") pursuant to the registration statement on Form S-3 (Registration No. 333-68940) (the "Registration Statement"), the prospectus dated September 24, 2001, and the related prospectus supplement dated October 23, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c)
  The exhibits listed on the Exhibit Index on page 4 of this Report are filed as part of this Report and as part of the Registration Statement.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Dated: October 24, 2001

SIMON PROPERTY GROUP, L.P.
By:	Simon Property Group, Inc., General Partner
By:	/s/ STEPHEN E. STERRETT
Stephen E. Sterrett, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 23, 2001
1.2	Terms Agreement, dated October 23, 2001
4.1	Form of Ninth Supplemental Indenture relating to the Notes
4.2	Form of 6 3/8% Notes due 2007 (included as Exhibit A to the Form of Ninth Supplemental Indenture filed as Exhibit 4.1)
5	Opinion of Baker & Daniels, special counsel to the Registrant, as to the legality of the Notes
23	Consent of Baker & Daniels (contained in the opinion filed as Exhibit 5 hereto)

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE
EXHIBIT INDEX